Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - EnableIT, LLC [Member] $ in Thousands	Apr. 01, 2021 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding $42 of cash acquired	$ (34)
Customer relationships, net of deferred tax liability	1,833
Goodwill	4,101
Total assets acquired	$ 5,900